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Exhibit 10.12

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT

IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF

PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

Amendment No. 7

Research, Development and Commercialization Agreement,

Dated May 24, 2004 by and between

Vertex Pharmaceuticals Incorporated

And

Cystic Fibrosis Foundation Therapeutics Incorporated

Whereas, Cystic Fibrosis Foundation Therapeutics Incorporated, a Delaware corporation (“CFFT”), and Vertex Pharmaceuticals Incorporated, a Massachusetts corporation (“Vertex”), are parties to that certain Research, Development and Commercialization Agreement dated May 24, 2004, as previously amended by Amendment No. 1 thereto dated January 6, 2006, Amendment No. 2 thereto dated as of January 1, 2006, Amendment No. 3 thereto dated November 20, 2006, Amendment No. 4 thereto dated August 20, 2007, Amendment No. 5 thereto dated as of April 1, 2011, and Amendment No. 6 thereto dated March 29, 2012 (collectively, the “Agreement”). Capitalized terms used herein without specific definition shall have the meanings set forth in the Agreement.

Whereas, CFFT and Vertex have been engaged in discussions relating to several aspects of the Agreement, including (a) the appropriate means for allocating Net Sales of Combination Products among the components thereof for purposes of determining royalties under the Agreement, (b) the application of certain royalty provisions of the Agreement to Net Sales of certain Drug Products, and (c) the rights and obligations of the parties with respect to certain chemical compounds that Vertex represented were first synthesized and/or tested after February 28, 2014. The parties have reached agreement on the matters under discussion, and wish to memorialize such agreement pursuant to this Amendment No. 7 executed on October 13, 2016 (the “Execution Date”).

Whereas, CFFT entered into an agreement with RPI Finance Trust (“RP”) pursuant to which it has assigned and transferred to RP certain of its rights under the Agreement, including its right to receive certain royalty payments from Vertex under the Agreement. Solely for purposes of Sections 6, 8, 9, 10, 11, 12.1 and 13 of this Amendment No. 7, and as a material inducement for Vertex to enter into this Amendment No. 7, RP is a signatory to this Amendment No. 7.

Whereas, nothing in this Amendment No. 7. is intended to alter CFFT’s original charitable purpose for entering into the Agreement.

Whereas, in connection with this Amendment No. 7, on or about the date hereof, the Cystic Fibrosis Foundation and Vertex are entering into a Data License Agreement.

Now, therefore, in consideration of the mutual covenants set forth in this Amendment No. 7, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, effective as of September 1, 2016 (the “Amendment No. 7 Effective Date”), the parties agree as follows:

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1.Definitions.

1.1 Additional Definitions. The following defined terms shall be added to Section 1 of the Agreement in alphabetical order:

(a) “Additional Compound” means each chemical compound listed on Exhibit 2016-A and [***]. Vertex represents that each such compound was first synthesized and/or tested by or under the direction of Vertex on or after March 1, 2014 and on or prior to August 31, 2016 (the “Additional Term”) in connection with Vertex’s research and development of Correctors for the treatment of cystic fibrosis. A list of the Additional Compounds (other than [***]) is set forth in Exhibit 2016-A. Each such compound is listed by its VRT number, a designation given to each unique chemical structure by Vertex. Any compound first synthesized and/or tested by Vertex after the Additional Term that is assigned its own VRT number consistent with Vertex’s historical practices, including any such compound derived from any Additional Compound, shall not be an Additional Compound for purposes of this Agreement unless such compound is [***] of a compound set forth in Exhibit 2016-A.

(b) “Additional Product” means a pharmaceutical product or formulation comprising, in whole or in part, an Additional Compound. For clarity, in no event will an Additional Product be deemed to be a Drug Product.

(c) “Corrector” means any compound which as its principal mode of therapeutic action, modulates the biological effect of CFTR by increasing the amount of functional del508 CFTR present at the apical cell membrane.

(d) “CF Spend” means, with respect to a given period, the aggregate (i) [***] (ii) [***] in each case incurred by [***]during such period in connection with [***], including, without limitation, [***].

(e) “FTE Rate” means [***]; provided that such rate will increase or decrease on [***]. The FTE Rate includes (i) all wages and salaries, employee benefits, bonus, travel and entertainment, supplies and other direct expenses and (ii) indirect allocations, including all general and administrative expenses, human resources, finance, occupancy and depreciation.

(f) A [***] of an Additional Compound shall mean a compound that (A) is [***]such Additional Compound as evidenced by [***], and (B) at [***], such Additional Compound represents in [***] of the compound and its [***].

1.2 Net Sales. Section 1.25 of the Agreement is deleted in its entirety and replaced with the following:

1.25 “Net Sales” with respect to any Drug Product or Additional Product shall mean the gross amount invoiced by Vertex and any Vertex Affiliate, licensee, sublicensee, assignee or transferee for that Drug Product or Additional Product sold in bona fide, arms-length transactions to Third Parties for use in the Field, less (i) quantity and/or cash discounts from the gross invoice price which are actually allowed or taken; (ii) freight, postage and insurance included in the invoice price; (iii) amounts repaid or credited by reasons of rejections or return of goods or because of retroactive price reductions specifically identifiable to the Drug Product or Additional Product; (iv) amounts payable resulting from government (or agency thereof) mandated rebate programs; (v) third-party rebates to the extent actually allowed; (vi) invoiced customs duties and sales taxes

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(excluding income, value-added and similar taxes), if any, actually paid and directly related to the sale that are not reimbursed by the buyer; and (vii) any other specifically identifiable amounts included in the Drug Product’s or Additional Product’s gross invoice price that should be credited for reasons substantially equivalent to those listed above; all as determined in accordance with Vertex’s usual and customary accounting methods, which are in accordance with generally accepted accounting principles.

1.25.1 In the case of any sale or other disposal of a Drug Product or Additional Product between or among Vertex and its Affiliates, licensees, sublicensees, assignees or transferees for resale, Net Sales shall be calculated as above only on the value charged or invoiced on the first arm’s-length sale thereafter to a Third Party;

1.25.2 In the case of any sale which is not invoiced or is delivered before invoice, Net Sales shall be calculated at the time of shipment or when the Drug Product or Additional Product is paid for, if paid for before shipment or invoice;

1.25.3 In the case of any sale or other disposal for value, such as barter or counter-trade, of any Drug Product or Additional Product, or part thereof, other than in an arm’s length transaction exclusively for money, Net Sales shall be calculated as above on the value of [***] or the [***] of the Drug Product or Additional Product in the country of sale or disposal;

1.25.4. If the Drug Product or Additional Product is sold in finished dosage form with one or more other active pharmaceutical ingredients (“Combination Product”), which may include Drug Product(s), Additional Product(s) and other active pharmaceutical ingredients that are not Drug Product(s) or Additional Product(s) (each such other ingredient, a “Non-royalty Bearing Component”), the Net Sales of each Drug Product or Additional Product, for the purposes of determining royalty payments under this Agreement, shall be determined by multiplying the Net Sales of the Combination Product by the fraction 1/n, where “n” is the total number of active ingredients (including the Drug Product(s), Additional Product(s) and Non-royalty Bearing Component(s)) in such Combination Product. For example, if a Combination Product consists of one Drug Product, one Additional Product and one Non-royalty Bearing Component, then Net Sales of the Combination Product shall be allocated one-third to each of the three (3) active pharmaceutical ingredients in such Combination Product (i.e. 1/3rd to the Drug Product, 1/3rd to the Additional Product and 1/3rd to the Non-royalty Bearing Component). For the avoidance of doubt, no royalty will be paid to CFFT under this Agreement with respect to any portion of Net Sales allocated to a Non-royalty Bearing Component as provided above.

2. Royalties. Section 5.3.1 of the Agreement is deleted in its entirety and replaced with the following:

5.3.1 Net Sales in the Field.

(a) Original Drug Products. Vertex shall pay to CFFT the following royalties on aggregate Net Sales of [***] Drug Product, First [***]) and Second Generation Corrector Drug Products (together, the “Original Drug Products”) in the Field:

(i) [***] Net Sales of Original Drug Products in the Field that are [***];

(ii) [***] Net Sales of Original Drug Products in the Field [***].

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The foregoing rates shall be effective as of [***]. All royalties payable on the Original Drug Products for the period from [***] through [***] shall be payable in accordance with the methodology for calculating royalties on Original Drug Products contained in the royalty reports delivered by Vertex to CFFT for the first and second calendar quarters of 2016.

(b) [Intentionally Omitted].

(c) [Intentionally Omitted].

(d) Additional Products. Vertex shall pay to CFFT the following royalties on Net Sales of Additional Products in the Field:

i.

For Additional Products containing Additional Compounds first synthesized and/or tested by or under the direction of Vertex during the period commencing on [***] and ending on and including [***]: [***] of annual Net Sales of such Additional Product in the Field;

ii.

For Additional Products containing Additional Compounds first synthesized and/or tested by or under the direction of Vertex during the period commencing on [***] and ending on and including [***]: [***] of annual Net Sales of such Additional Products in the Field; and

iii.

For Additional Products containing Additional Compounds first synthesized and/or tested by or under the direction of Vertex during the period commencing on [***] and ending on and including [***]: [***] of annual Net Sales of such Additional Products in the Field.

(e) Royalties Payable Once. Royalties on Net Sales of any Drug Product and Additional Product will be payable only once and if there are Drug Products and/or Additional Products in a Combination Product, royalties shall only be paid once for each Drug Product or Additional Product, as applicable, with respect to the portion of the Net Sales of the Combination Product that is allocated to such Drug Product or Additional Product as provided in Section 1.25.4.

(f) Application of Royalty Provisions to ORKAMBI Net Sales. For purposes of clarity, (1) ORKAMBI is a Combination Product consisting of two Original Drug Products, VX-770 Drug Product and VX-809 Drug Product, and (2) accordingly, royalties on Net Sales of ORKAMBI shall be payable as follows: under the Combination Product principles set forth in Section 1.25.4, 1/n, where n=2, or fifty percent (50%) of Net Sales of ORKAMBI shall be allocated to each of the VX-770 Drug Product and the VX-809 Drug Product. An illustrative example of the calculation of royalties on Net Sales of ORKAMBI and KALYDECO (i.e., VX-770 Drug Product sold not as a Combination Product) is attached hereto as Exhibit 2016-B.

(g) Additional Example. For purposes of clarity, if Vertex were to sell a Combination Product consisting of VX-770 Drug Product, an Additional Product described in Section 5.3.1(d)(i) and an Additional Product described in Section 5.3.1(d)(ii), royalties on Net Sales of such Combination Product shall be payable as follows: under the Combination Product principles set forth in Section 1.25.4, one third (1/3) of Net Sales of such Combination Product shall be allocated to each of the VX-770 Drug Product and the first and second Additional Products, and royalties on the portion of Net Sales allocated to the VX-770 Drug Product would be payable under Section 5.3.1(a), royalties on the portion of Net Sales allocated to the Additional Product described in

Confidential Treatment Requested by Royalty Pharma plc

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Section 5.3.1(d)(i) would be payable under Section 5.3.1(d)(i) and royalties on the portion of Net Sales allocated to the Additional Product described in Section 5.3.1(d)(ii) would be payable under Section 5.3.1(d)(ii). An illustrative example of such calculation is attached hereto as Exhibit 2016-C.

(h) Calendar Year. For the avoidance of doubt, each calculation of annual Net Sales shall be calculated on the basis of a calendar year from January 1 of such calendar year through December 31 of such calendar year.

(i) Third Party Compounds. For purposes of this Agreement, Compounds and Additional Compounds shall not include any chemical compound as to which rights are or were acquired by Vertex or any of its Affiliates from bona fide Third Party entities after [***], whether by merger, acquisition of shares, asset acquisition, license or other means of conveyance whether or not Vertex or its Affiliates or any third party acting under Vertex’s or its Affiliate’s direction evaluated such compound prior to [***]. For example, [***].

(j) Reporting on Additional Product. The reporting and payment provisions set forth in Section 5.4 of the Agreement shall apply to Additional Products (substituting “Additional Product” for “Drug Product” therein).

3. Dispute Resolution. Section 12.2 of the Agreement is deleted in its entirety and replaced with the following:

12.2 Dispute Resolution Process.

(a) In the event of any dispute, controversy or claim arising out of or relating to this Agreement, or the rights and obligations of Vertex, CFFT and RP in relation thereto, Vertex, CFFT and RP, each on its own behalf and on behalf of its predecessors, successors, assigns, officers, directors, employees, trustees, parents, subsidiaries and Affiliates, shall, before initiating any action under Section 12.2(b), refer the relevant dispute, controversy or claim to the Chief Executive Officers of Vertex, CFFT and (in the event RP has an interest in such dispute, controversy or claim) RP, who shall, as soon as practicable, attempt in good faith to resolve the dispute, controversy or claim. If such dispute, controversy or claim is not resolved within [***] after the referral of the matter to the Chief Executive Officers, Vertex or CFFT (jointly with RP, if applicable) may initiate proceedings pursuant to Section 12.2(b) below.

(b) (i) Any dispute, controversy or claim arising out of or relating to this Agreement, or the breach thereof, shall be adjudicated by confidential arbitration administered by the American Arbitration Association in accordance with its Commercial Arbitration Rules (including Procedures for Large Complex Cases) and judgment on the award rendered by the arbitrators shall be final, not subject to appeal and may be entered in any court having jurisdiction thereof. The place of arbitration shall be New York, New York.

(ii) Claims shall be heard by a panel of three arbitrators. Each party shall select (or, if RP is a party to such claim, CFFT and RP shall jointly select) one arbitrator and shall provide notice of such selection with its initial pleading. The two arbitrators selected by the parties (and RP, if applicable) shall select a third arbitrator within thirty days after the notice of the second arbitrator’s selection. If the arbitrators selected by the parties (and RP, if applicable) are unable or fail to agree upon the third arbitrator, the third arbitrator shall be selected by the American

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Arbitration Association from its Large, Complex Commercial Case Panel. Each party (and RP, if applicable) shall bear its own costs and expenses and an equal share (with CFFT and RP jointly bearing [***], if applicable) of the arbitrators’ fees and administrative fees of arbitration. The award of the arbitrators shall be accompanied by a reasoned opinion. Except as may be required by law, neither a party nor RP nor an arbitrator may disclose the existence, content, or results of any arbitration hereunder without the prior written consent of both parties (and RP, if applicable).

4. Confidentiality.

4.1 Undertaking. The phrase “During the term of this Agreement” shall be deleted from the first sentence of Section 6.1 of the Agreement.

4.2 Survival. Section 6.4 of the Agreement is deleted in its entirety and replaced with the following:

The provisions of this Article VI shall survive until the [***] of the date of expiration of all payment obligations under this Agreement.

5. Additional Exhibits. The new Exhibits 2016-A, Exhibit 2016-B and Exhibit 2016-C shall be added to and become part of the Agreement.

6. Acknowledgement Regarding Past Royalties and Drug Products and Additional Products.

6.1 CFFT and RP acknowledge and agree that no royalties in excess of the royalties already paid by Vertex to CFFT (and its assignees) are due to CFFT (or its assignees) based on Net Sales of Drug Products occurring prior to June 30, 2016.

6.2 CFFT and RP agree that subject to the definitions of Compound and Additional Compound, no chemical compound that is first synthesized and/or tested by or under the direction of Vertex after August 31, 2016 shall be considered a Compound or Additional Compound under the Agreement regardless of any such chemical compound’s structural, chemical or other similarity to a chemical compound first synthesized and/or tested by or under the direction of Vertex prior to August 31, 2016.

7. Program Awards by CFFT to Vertex.

7.1 CFFT shall award Vertex a one-time, non-refundable, non-creditable sum of $75.0 million payable [***] after the Execution Date by wire transfer of immediately available funds to an account designated by Vertex for expenditures in connection with research and development efforts regarding Original Drug Products and Additional Products.

7.2 For so long as Vertex is conducting (or has a bona fide intention of conducting in the future) at least [***] to evaluate an Original Drug Product or an Additional Product, CFFT shall provide [***] awards to Vertex of [***], with the first payment due on [***], to support research and development efforts regarding Original Drug Products and Additional Products; provided, that if Vertex and its Affiliates have collectively incurred [***] in CF Spend during the [***] period ending on the [***] (the “[***] Period”), the amount to be paid by CFFT on the applicable payment date will be reduced to an amount equal to [***] less the amount by which the aggregate amount of CFFT’s awards under this Section 7.2 during such [***] Period exceed [***] of the applicable CF Spend during such [***] Period. Any negative amount will be carried forward

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and used to reduce any awards otherwise due hereunder. For so long as CFFT is obligated to provide Vertex with funding under this Section 7.2, at least [***] prior to the date on which each such payment is due, Vertex will provide CFFT with a high-level summary of the CF Spend during the applicable [***] Period (including the total number of FTEs and a break-out of the total amount of internal costs and out-of-pocket costs incurred), together with a certificate of an officer of Vertex certifying the accuracy of such high-level summary.

8. Release.

8.1 CFFT and RP and each of their predecessors, successors, assigns, officers, directors, employees, trustees, parents, subsidiaries and Affiliates fully, finally and forever release, relinquish, acquit and discharge Vertex and each of its predecessors, successors, assigns, officers, directors, employees, trustees, parents, subsidiaries, Affiliates, customers, suppliers and distributors (each individually a “Vertex Releasee”) of and from, and covenant not to sue, not to assign to any other entity a right to sue, and not to authorize any other entity to sue any Vertex Releasee for any and all Losses (as defined below) of every name and nature, both at law and in equity, known or unknown, suspected or unsuspected, accrued or unaccrued that (a) arise out of or relate to the Agreement and (b) existed as of the Execution Date. This release shall not prevent or impair the right of CFFT or RP to bring a claim for any breach of the Agreement, as amended, arising on or after the Execution Date or for breach of a representation, warranty, or covenant made in this Amendment No. 7.

8.2 Vertex and each of its predecessors, successors, assigns, officers, directors, employees, trustees, parents, subsidiaries and Affiliates fully, finally and forever release, relinquish, acquit and discharge CFFT and RP and each of their predecessors, successors, assigns, officers, directors, employees, trustees, parents, subsidiaries, Affiliates, customers, suppliers and distributors (each individually a “CFFT Releasee” or “RP Releasee”), of and from, and covenant not to sue, not to assign to any other entity a right to sue and not to authorize any other entity to sue, any CFFT Releasee or RP Releasee for any and all Losses of every name and nature, both at law and in equity, known or unknown, suspected or unsuspected, accrued or unaccrued that (a) arise out of and relate to the Agreement and (b) existed as of the Execution Date. This release shall not prevent or impair Vertex from making a claim for any breach of the Agreement, as amended, arising on or after the Execution Date or for breach of a representation, warranty, or covenant made in this Amendment No. 7.

8.3 Each party waives to the fullest extent permitted by law the provisions and benefits of Section 1542 of the California Civil code, which provides that:

“A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his or her settlement to the debtor.”

8.4 “Losses” shall mean claims, actions, causes of actions, suits, defenses, judgments, debts, offsets, accounts, covenants, contracts, agreements, torts, damages and any and all demands and liabilities whatsoever, including costs, expenses and attorneys’ fees.

8.5 Each party represents, warrants and covenants that it has not heretofore assigned or transferred to any person or entity any matters released by such party in this Section 8, and such party agrees to indemnify and hold harmless the other party and its Releasees from and against any Losses arising from any such alleged or actual assignment or transfer.

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9. Agreement to be Bound. RP (on its own behalf and on behalf of its predecessors, successors, assigns, officers, directors, employees, trustees, parents, subsidiaries and Affiliates) agrees to be bound by (a) the dispute resolution procedures set forth in Section 12.2 of the Agreement (as amended by Section 3 of this Amendment No. 7) and (ii) Sections 6, 8, 9, 10, 11, 12.1 and 13 of this Amendment No. 7.

10. Communications. Notwithstanding Section 6.3 of the Agreement, Vertex, CFFT and RP (and their respective predecessors, successors, assigns, officers, directors, employees, trustees, parents, subsidiaries and Affiliates) agree that any public or private communication regarding the terms of this Amendment No. 7, shall be made in the form of, or in a manner consistent with, Schedule 1 to this Amendment No. 7; provided that (a) Vertex, CFFT and RP may disclose the terms of this Amendment No. 7 to the extent required by applicable law and/or in connection with arbitration under this Agreement, (b) RP and CFFT may disclose the terms of this Amendment No. 7 in their audited financial statements to the extent so required by their independent accountants, and include comparable disclosure in its unaudited quarterly financial statements, (c) RP may disclose the terms of this Amendment No. 7 to its existing and prospective lenders and equity investors so long as such parties are subject to reasonable restrictions of confidentiality and (d) CFFT may disclose the terms of this Amendment No. 7 to Canada Pension Plan Investment Board.

11. [***]. Vertex agrees that it shall not at any time [***] regarding [***] current or former directors, officers, stockholders, employees, agents, attorneys or representatives, any of the other CFFT Releasees or RP Releasees under Section 8, or regarding CFFT’s or RP’s [***]. CFFT [***] each agree that neither of them shall at any time [***] regarding Vertex or Vertex’s current or former directors, officers, stockholders, employees, agents, attorneys or representatives, any of the other Vertex Releasees under Section 8, or regarding Vertex’s [***].

12. Representations and Warranties; Covenants.

12.1 Mutual Representations. Each party represents and warrants to the other party that (a) such party is duly organized, validly existing, and in good standing under the laws of the jurisdiction of its establishment or incorporation, (b) such party has taken all action necessary to authorize it to enter into this Agreement and perform its obligations under this Amendment No. 7, (c) this Amendment No. 7 has been duly executed and delivered on behalf of such party and constitutes a legal, valid and binding obligation of such party and (d) neither the execution of this Amendment No. 7 nor the performance of such party’s obligations hereunder will conflict with, result in a breach of, or constitute a default under any provision of such party’s organizational documents, or of any law, rule, regulation, authorization or approval of any government entity, or of any agreement to which it is a party or by which it is bound.

12.2 Vertex Representation. Vertex represents and warrants to CFFT that Exhibit 2016-A was prepared in good faith by Vertex based on its business records and includes all compounds first synthesized and/or tested by Vertex in connection with its research and development of Correctors during the Additional Term, [***]. If the parties agree (or the arbitrators acting under Section 12.2 of the Agreement determine) that any compound that was first synthesized and/or tested by Vertex in connection with its research and development of Correctors during the Additional

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Term is not included in Exhibit 2016-A, such compound shall be added to Exhibit 2016-A, will be an Additional Compound, and shall be treated as having been included in Exhibit 2016-A as of the Amendment No. 7 Effective Date. The addition of such compound to Exhibit 2016-A and the application of the terms of this Agreement to such compound will be CFFT’s sole and exclusive remedies for any good-faith failure to include such compound on Exhibit 2016-A. Vertex represents and warrants as of the Amendment No. 7 Effective Date that no Correctors other than [***] have been advanced into clinical trials and that Vertex has a bona fide intention to advance one or more Additional Products other than [***],[***] into clinical trials in the [***] following the Amendment No. 7 Effective Date, subject to further assessment of efficacy and safety.

12.3 Vertex Covenant. If, at any time following the Amendment No. 7 Effective Date, Vertex files a new drug application with the United States Food and Drug Administration for marketing approval pursuant to 21 C.F.R. § 314.3 or submits a similar application to any regulatory authority in any other country or jurisdiction, in each case, with respect to any product containing a Corrector, if requested by CFFT in writing, Vertex will provide CFFT with reasonably detailed information regarding the date on which each such compound was first synthesized and/or tested by or at the direction of Vertex as part of its research and development of Correctors. Except as set forth in this Section 12.3, and subject to CFFT’s right to enforce representations and obligation herein, Vertex will not be obligated to provide CFFT with any information regarding the date on which any compound was first synthesized and/or tested by or at the direction of Vertex as part of its research and development of Correctors.

13. Assignment. None of the Agreement, nor any Compound, any Original Drug Product or Additional Compound, or any rights to any Compound or Additional Compound, may be transferred or assigned by Vertex without the prior written consent of CFFT, except that, Vertex may transfer all of its rights in the Agreement and all Compounds, Original Drug Products, and Additional Compounds, but only if the transferee or assignee executes and delivers to CFFT an agreement to assume all of Vertex’s obligations under the Agreement. CFFT may transfer or assign its rights under the Agreement solely as provided in the Agreement. RP may not assign or transfer its rights under this Amendment No. 7.

14. Existing Agreement Ratified. As amended and supplemented hereby, all terms and provisions of the Agreement in effect immediately prior to the Amendment No. 7 Effective Date shall remain in full force and effect. For the avoidance of doubt, the following sections from the Agreement remain in effect, as amended by this Amendment No. 7 and prior amendments: Articles V, VI (for the period of time specified therein), VII (for the period of time specified therein), VIII, IX, XI, XII, XIII and any other provision of the Agreement that, by its terms, survives the termination of the Agreement. If specific provisions of this Amendment No. 7 are inconsistent with specific provisions of the Agreement, the provisions of this Amendment No. 7 shall control. This Amendment No. 7 may be executed in any number of counterparts, each of which shall be deemed an original, and all of which, taken together, shall constitutes one and the same agreement. Vertex, CFFT and RP may execute this Amendment No. 7 by electronically transmitted signature and such electronically transmitted signature will be as effective as an original executed signature page.

[Signature Page Follows]

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In WITNESS WHEREOF, the undersigned have executed this Amendment No. 7 on the Execution Date effective as of the Amendment No. 7 Effective Date.

CYSTIC FIBROSIS FOUNDATION THERAPEUTICS INCORPORATED		VERTEX PHARMACEUTICALS INCORPORATED

By:	/s/ Preston Campbell	By:	/s/ Ian Smith
Name:	Preston Campbell	Name:	Ian Smith
Title:	President & CEO	Title:	EVP& CFO

SOLELY FOR PURPOSES OF SECTIONS 6, 8, 9, 10, 11, 12.1 AND 13 OF THIS AMENDMENT NO. 7, RP HAS EXECUTED THIS AMENDMENT NO. 7 ON THE EXECUTION DATE EFFECTIVE AS OF THE AMENDMENT NO. 7 EFFECTIVE DATE.

RPI FINANCE TRUST

By:	Wilmington Trust Company, not in its individual capacity but solely in its capacity as owner trustee

RPI FINANCE TRUST

By:	Wilmington Trust Company, not in its individual capacity but solely in its capacity as owner trustee

By:	/s/ Eric A Kardash
Name:	Eric A Kardash
Title:	Assistant Vice President

It is expressly understood and agreed by the parties hereto that (i) this Agreement is executed and delivered by Wilmington Trust Company, not individually or personally, but solely as owner trustee of RPI Finance Trust, (ii) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company, individually or personally, any such liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under the parties hereto, and (iii) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of RPI Finance Trust.

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Exhibit 2016-A

Additional Compounds

[***]

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Exhibit 2016-B

KALYDECO & ORKAMBI Example

If annual Net Sales of KALYDECO are equal to [***] and annual Net Sales of ORKAMBI are equal to [***], and no other products containing VX-770 Drug Product or VX-809 Drug Product or any other Original Drug Product are sold in the applicable calendar year, the royalty payable to CFFT by Vertex would be calculated as follows:

[***]	$	[	***]
[***]	$	[	***]
[***]	$	[	***]
[***]	$	[	***]
[***]	$	[	***]
Royalty Paid on Original Drug Products:
[***]	$	[	***]
[***]	$	[	***]
Total Royalty:	$	[	***]

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Exhibit 2016-C

Additional Example

If annual Net Sales of the Combination Product described in Section 5.3.1(g) are equal to [***] and no other products containing any of the components of such Combination Product or any Original Drug Product or Additional Product either separately or as part of another unrelated Combination Product, are sold in the applicable year, the royalty payable to CFFT by Vertex would be calculated as follows:

[***]	$	[	***]
[***]	$	[	***]
[***]	$	[	***]
[***]	$	[	***]
[***]:
[***]	$	[	***]
[***]	$	[	***]
Royalty Paid on Additional Product under Section 5.3.1(d)(i):
Total Annual Net Sales [***]	$	[	***]
Royalty Paid on Additional Product under Section 5.3.1(d)(ii):
Total Annual Net Sales [***]	$	[	***]
Total Royalty:	$	[	***]

Confidential Treatment Requested by Royalty Pharma plc

Pursuant to 17 C.F.R. Section 200.83

Schedule 1

Publicity

Item 1.01. Entry into a Material Definitive Agreement

The information contained in Item 8.01 regarding the Amendment is incorporated herein by reference.

Item 8.01 Other Events

On October 13, 2016, we amended and expanded our Research, Development and Commercialization Agreement (the “Collaboration Agreement”), dated May 24, 2004, by and between Cystic Fibrosis Foundation Therapeutics Incorporated (“CFFT”) and Vertex Pharmaceuticals Incorporated (the “Amendment”), in order to update and clarify the terms of our relationship. The Amendment provides for an upfront program award from CFFT to us of $75.0 million and development funding from CFFT to us of up to $6.0 million annually. Pursuant to the Amendment, we have agreed to pay royalties ranging from low single digits to mid-single digits on certain compounds first synthesized and/or tested between March 1, 2014 and August 31, 2016. We will continue to pay royalties ranging from single digits to sub-teens on any approved drugs first synthesized and/or tested on or before February 28, 2014. The parties also clarified that net sales on combination products will be allocated equally to each of the active pharmaceutical ingredients in the combination product consistent with the allocation of net sales for ORKAMBI and provided further clarification with respect to the calculation of royalties on products covered by the Collaboration Agreement.

Independently, we entered into a data license agreement with the Cystic Fibrosis Foundation pursuant to which we will pay for continuing access to data from the CFF’s patient registry, which we believe will be important for research, development and approval of future CF medicines.